SUMMARY PROSPECTUS FOR NEW INVESTORS
May 1, 2023
Protective Strategic Objectives II VUL An Individual Flexible Premium Variable and Fixed Life Insurance Policy	Issued by Protective Variable Life Separate Account and Protective Life Insurance Company 2801 Highway 280 South Birmingham, Alabama 35223 Telephone: (800) 265‑1545
This Summary Prospectus summarizes key features of Protective Strategic Objectives II VUL, an individual flexible premium variable and fixed life insurance policy (the “Policy”) issued by Protective Life Insurance Company (the “Company”, “we”, “our” and “us”) with variable investment options offered under the Company’s Protective Variable Life Separate Account (the “Variable Account”).
Before you invest, you should review the prospectus for the Policy (the “Prospectus”), which contains more information about the Policy’s features, benefits, and risks. You can find this document and other information about the Policy online at www.protective.com/productprospectus. You can also obtain this information at no cost by calling (800) 265-1545 or by sending an email request to prospectus@protective.com.
You may cancel your Policy within 10 days of receiving it without paying fees or penalties. In some states, this Cancellation Period may be longer. Upon cancellation, we will refund the full amount you paid with your application or the total Policy Value plus any charges that were deducted less any outstanding loan and accrued loan interest. You should review the Prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
Additional general information about certain investment products, including variable life insurance, has been prepared by the U.S. Securities and Exchange Comission’s (“SEC”) staff and is available at Investor.gov.
Neither the SEC nor any state securities authority has approved or disapproved of these securities, nor have they determined if this Summary Prospectus is accurate or complete. Any representation otherwise is a criminal offense. This Summary Prospectus does not constitute an offering in any jurisdiction where such offering may not lawfully be made. Interests in the Variable Account, the Fixed Account and the Funds are not deposits, obligations of, or insured or guaranteed by, the U.S. Government, any bank or other depository institution including the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency or entity or person. We do not authorize any representations about this offering other than as contained in this Summary Prospectus or its supplements or in our authorized supplemental sales material.
PRO.SOIIISP.0523 C000214950

BUYING THE POLICY	17
HOW YOUR POLICY CAN LAPSE	19
MAKING WITHDRAWALS: ACCESSING THE MONEY IN YOUR POLICY	20
FEE TABLE	22
FUND APPENDIX — FUNDS AVAILABLE UNDER THE POLICY	FUND-1

SPECIAL TERMS
“We”, “us”, “our”, “Protective Life”, and “Company”  Refer to Protective Life Insurance Company. “You”, “your” and “Owner” refer to the person(s) who have been issued a Policy.
Attained Age The Insured’s age as of the nearest birthday on the Policy Effective Date, plus the number of complete Policy Years since the Policy Effective Date.
Beneficiary The person, persons or entity whom the Owner designates to receive the proceeds of the Policy upon the death of the Insured. The Owner may designate a primary Beneficiary or Beneficiaries, as well as a contingent Beneficiary or Beneficiaries to receive the proceeds if there is no primary Beneficiary(ies) living at the time of the Insured’s death. A Beneficiary may also be designated as irrevocable which may limit the Owner’s ability to alter that designation or make future Policy changes.
Cash Value Policy Value minus any applicable Surrender Charge.
Code (the “Code”) The Internal Revenue Code of 1986, as amended (the “Code”).
Death Benefit The amount of insurance provided under the Policy used to determine the Death Benefit Proceeds.
Death Benefit Option One of two options that an Owner may select for the computation of Death Benefit Proceeds, Total Face Amount (Option A, Level), or Total Face Amount Plus Policy Value (Option B, Increasing).
Death Benefit Proceeds The amount payable to the Beneficiary if the Insured dies while the Policy is in force. It is equal to the Death Benefit plus any Death Benefit under any rider or endorsement to the Policy less (1) any Policy Debt (2) any liens and (3) less any unpaid Monthly Deductions if the Insured dies during a grace period.
Due Proof of Death Receipt at our Home Office of a certified death certificate or judicial order from a court of competent jurisdiction or similar tribunal.
Evidence of Insurability Information about an Insured which is used to approve or reinstate this Policy or any additional benefit.
Face Amount A dollar amount selected by the Owner and shown in the Policy on the Policy Specifications Page or Supplemental Policy Specifications Page. The minimum Face Amount permitted under the Policy is $100,000.
Fixed Account Part of Protective Life’s General Account to or from which Policy Value may be transferred and into which Net Premiums may be allocated under a Policy.
Fixed Account Value The Policy Value in the Fixed Account.
Fund A separate investment portfolio of an open-end management investment company or unit investment trust in which a Sub-Account invests.
General Account All of the Company’s assets other than those allocated to the Variable Account or any other separate account. The Company has complete ownership and control of the assets in the General Account.
Good Order (“Good Order”) A Request or transaction generally is considered in “Good Order” if we receive it at our Home Office within the time limits, if any, we prescribe for a particular transaction or instruction, it includes all information necessary for us to execute the requested instruction or transaction, and is signed by the individual or individuals authorized to provide the instruction or engage in the transaction. A Request or transaction may be rejected or delayed if not in Good Order. Good Order generally means the actual receipt by us of the instructions relating to the requested transaction in writing (or, when permitted, by telephone or Internet as described above) along with all forms, information and supporting legal documentation we require to affect the instruction or transaction. This information and documentation generally includes, to the extent applicable: the completed application or instruction form; Evidence of Insurability; your Policy number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Funds affected by the requested transaction; the signatures of the Policy Owner (exactly as indicated on the Policy), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any consents. With respect to premium payments, Good Order also generally includes receipt by us of sufficient funds to affect the purchase. We may, in our sole discretion, determine whether any particular transaction Request is in Good Order, and we reserve the right to change or waive any Good Order requirement at any time. If you have questions, you should contact us or your financial professional before submitting the form or Request.

Home Office 2801 Highway 280 South, Birmingham, Alabama 35223. The mailing address for the Home Office is P.O. Box 292 Birmingham, AL 35201-0292. The Home Office is referred to as the “Administrative Office” in the Policy.
Initial Face Amount The Face Amount on the Policy Effective Date.
Insured The person whose life is covered by the Policy.
Issue Age The Insured’s age as of the nearest birthday on the Policy Effective Date.
Lapse Termination of the Policy at the expiration of the grace period while the Insured is still living.
Loan Account An account within Protective Life’s General Account to which Fixed Account Value and/or Variable Account Value plus interest credited on the portion of the Policy Value being used as collateral for the outstanding Policy loans is transferred as collateral for Policy loans.
Loan Account Value The Policy Value in the Loan Account.
Minimum Monthly Guarantee Amount For Policies issued on Insured’s Issue Age through 80, the minimum amount of premium payments (net of any Policy Debt or withdrawals) that must be paid each month in order for the Policy’s lapse protection to remain in effect.
Monthly Anniversary Day The same day in each month as the Policy Effective Date.
Monthly Deduction The fees and charges deducted monthly from the Fixed Account Value and/or Variable Account Value as described on the Policy Specifications Page of the Policy Schedule.
Net Amount at Risk The Net Amount at Risk as of any Monthly Anniversary Day is equal to: (a) the Death Benefit discounted at one plus the monthly guaranteed interest rate (the minimum interest rate that may be credited to Fixed Account Value) minus the Policy Value (prior to deducting the Cost of Insurance), if the Death Benefit Option is Death Benefit Option A (Level Death Benefit); or, (b) the Death Benefit minus the Policy Value discounted at one plus the monthly guaranteed interest rate, if the Death Benefit Option is Death Benefit Option B (Increasing Death Benefit).
Net Premium A premium payment minus the applicable premium expense charges.
Owner The person, or persons, or entity entitled to all rights in this Policy while the Insured is living including designation as a Beneficiary. These rights are subject to any assignment and to the rights of any Irrevocable Beneficiary. The Owner may name a contingent Owner who will own this Policy if the Owner dies while this Policy is in force. If the Owner dies before the Insured, any contingent Owner named in the application, or subsequent endorsement, will become the new Owner. If no contingent Owner is named, the Owner’s estate becomes the new Owner. The Owner may change the Owner (including a contingent Owner) by Written Notice.
Policy Anniversary The same day and month in each Policy Year as the Policy Effective Date.
Policy Debt The sum of all outstanding policy loans plus accrued interest.
Policy Effective Date The date shown in the Policy as of which coverage under the Policy begins.
Policy Month The Policy Month begins on a Monthly Anniversary Day and ends on the day prior to the next Monthly Anniversary Day.
Policy Value The sum of the Variable Account Value, the Fixed Account Value, and the Loan Account Value.
Policy Year Each period of twelve months commencing with the Policy Effective Date and each Policy Anniversary thereafter.
Request Any written, telephoned, electronic or computerized instruction in a form satisfactory to the Company and received at the Home or Administrative Office from the Owner or an assignee of record, as specified in a form acceptable to the Company and which may be required in writing, or the Beneficiary (as applicable) as required by any provision of the Policy or as required by the Company. In addition, subject to the Company’s administrative requirements as they may exist from time to time and to any requirements that may be imposed by the Funds or other investments, the Company reserves the right to require advance Written Notice from the Owner.
Settlement Option The proceeds of the policy are distributed over a period rather than paying them in a lump sum. If a Settlement Option is not selected, the Beneficiary may select a Settlement Option from among those available at that time, or may take the amount due immediately in a lump sum.
Sub-Account A separate division of the Variable Account established to invest in a particular Fund.
Sub-Account Value The sum of the values of the Sub-Accounts credited to the Owner as Policy Value.

Surrender Charge A charge deducted from the Policy Value if the Policy is surrendered, Lapses, or the Initial Face Amount is decreased during the first 10 Policy Years.
Surrender Value The Cash Value minus any outstanding Policy Debt and any liens for payments made under an accelerated death benefit rider or endorsement plus accrued interest.
Valuation Day Each day the New York Stock Exchange and the Home Office are open for business except for a day that a Sub-Account’s corresponding Fund does not value its shares.
Valuation Period The period commencing with the close of regular trading on the New York Stock Exchange on any Valuation Day and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Day.
Variable Account Protective Variable Life Separate Account, a separate investment account of Protective Life to and from which Policy Value may be transferred and into which Net Premiums may be allocated.
Variable Account Value The sum of all Sub-Account Values.
Written Notice A notice or Request submitted in writing in a form satisfactory to Protective Life and received at the Home Office via U.S. postal service or nationally recognized overnight delivery service.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY
FEES AND EXPENSES
Charges for Early Withdrawals
If you withdraw money from your Policy after the first year, a withdrawal charge equal to the lesser of 2% of the amount withdrawn or $25 will be deducted from the Policy Value. For example, if you were to withdraw $100,000 from your Policy, you would be assessed a withdrawal charge of  $25.
If you surrender the Policy within the first 10 Policy Years, you will be subject to a surrender charge of up to 5.65% of your Initial Face Amount. For example, if you surrender your Policy in the first Policy Year and the Initial Face Amount was $100,000, you could pay a surrender charge of up to $5,650.
For additional information about charges for surrenders and early withdrawals, see “CHARGES AND DEDUCTIONS” in the Prospectus.

Transaction Charges
In addition to withdrawal and surrender charges, you may be subject to other transaction charges, including charges on each premium paid under the Policy, charges in connection with a decrease to your Policy’s Face Amount and transfer fees.
For additional information about transaction charges, see “CHARGES AND DEDUCTIONS” in the Prospectus.

Ongoing Fees and Expenses (annual charges)
In addition to surrender charges and transaction charges, you are also subject to certain ongoing fees and expenses under the Policy, including fees and expenses covering the cost of insurance (“COI”) under the Policy and the cost of optional benefits available under the Policy. Such fees and expenses may be set based on characteristics of the Insured (e.g., age, sex, and rating classification). You should review the Policy specifications page of your Policy for rates applicable to your Policy.
You will also bear expenses associated with the Funds available under the Policy, as shown in the following table:

Annual Fee	Minimum	Maximum
Fund Options (Fund fees and expenses) (1)	0.10%	2.52%

(1)
As a percentage of Fund assets.

For additional information about ongoing fees and expenses, see “CHARGES AND DEDUCTIONS” in the Prospectus.
RISKS
Risk of Loss	You can lose money by investing in this Policy, including loss of principal. For additional information about the risk of loss, see “PRINCIPAL RISKS OF INVESTING IN THE POLICY” in the Prospectus.
Not a Short-Term Investment
The Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Policy is designed to provide benefits on a long-term basis. Although you are permitted to take withdrawals or surrender the Policy, surrender charges and federal and state income taxes may apply. Consequently, you should not use the Policy as a short-term investment or savings vehicle. Because of the long-term nature of the Policy, you should consider whether purchasing the Policy is consistent with the purpose for which it is being considered.
For additional information about the investment profile of the Policy, see “PRINCIPAL RISKS OF INVESTING IN THE POLICY,” “CHARGES AND DEDUCTIONS,” “USE OF THE POLICY” and “TAX CONSIDERATIONS--Taxation of Insurance Polices” in the Prospectus.

RISKS
Risks Associated with Investment Options
An investment in the Policy is subject to the risk of poor investment performance and can vary depending on the performance of the investment options, or Funds, available under the Policy. Each investment option (including the Fixed Account investment option) will have its own unique risks, and investors should review these investment options before making an investment decision.
For additional information about the risks associated with Investment Options, see “PRINCIPAL RISKS OF INVESTING IN THE POLICY,” “THE COMPANY AND THE FIXED ACCOUNT,” “THE VARIABLE ACCOUNT AND THE FUNDS” and “FUND APPENDIX: FUNDS AVAILABLE UNDER THE POLICY” in the Prospectus.

Insurance Company Risks
An investment in the Policy is subject to the risks related to Protective Life, including that any obligations (including under the Fixed Account investment options), guarantees, or benefits are subject to the claims-paying ability of the Company. More information about the Company, including its financial strength ratings, is available upon request by calling toll-free 1-888-353-2654.
For additional information about Company risks, see “PRINCIPAL RISKS OF INVESTING IN THE POLICY” and “THE COMPANY AND THE FIXED ACCOUNT” in the Prospectus.

Policy Lapse
Your Policy could terminate if the value of your Policy becomes too low to support the Policy’s monthly charges. Your Policy may also Lapse due to insufficient premium payments, poor investment performance, withdrawals, unpaid loans, or loan interest. There is a cost associated with reinstating a Lapsed Policy. Death Benefits will not be paid if the Policy has Lapsed.
For additional information about Policy Lapse, see “PRINCIPAL RISKS OF INVESTING IN THE POLICY,” “PREMIUMS,” “LOANS,” and “LAPSE AND REINSTATEMENT” in the Prospectus.

RESTRICTIONS
Investments
While you may transfer amounts in the Sub-Accounts (which invest in shares of a corresponding Fund) and the Fixed Account, certain restrictions and transfer fees apply with regard to the number and amount of such transfers. Transfers are also subject to the excessive trading and market timing polices described in the Prospectus.
We reserve the right to remove or substitute Funds as investment options.
For additional information about Investment Options, see “TRANSFERS” and “ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS” in the Prospectus.

Optional Benefits
Optional benefits are subject to additional charges. Some optional benefits are available only at the time your Policy is issued and may not be available for all Owners or Insureds.
For additional information about the optional benefits, see “OTHER BENEFITS AVAILABLE UNDER THE POLICY” and “SUPPLEMENTAL RIDERS AND ENDORSEMENTS” in the Prospectus.

TAXES
Tax Implications
You should consult with a tax professional to determine the tax implications regarding the purchase, ownership, and use of a Policy. Withdrawals and surrenders may be subject to income tax and will be taxed at ordinary tax rates. In addition, withdrawals and surrenders may be subject to an additional tax depending on the circumstances.
For additional information about tax implications, see “TAX CONSIDERATIONS” in the Prospectus.

CONFLICTS OF INTEREST
Investment Professional Compensation
Some investment professionals have and may receive compensation for selling the Policy to investors, which may include commissions, revenue sharing, compensation from affiliates and third parties. These investment professionals may have a financial incentive to offer or recommend the Policy over another investment.
For additional information about compensation, see “SALE OF THE POLICIES” in the Prospectus.

Exchanges
Some investment professionals may have a financial incentive to offer an investor a new policy in place of the one he or she already owns. You should only exchange your policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new policy rather than continue to own the existing policy.
For additional information about exchanges, see “EXCHANGE PRVILEGE” and “TAX CONSIDERATIONS--Section 1035 Exchanges” in the Prospectus.

OVERVIEW OF THE PROTECTIVE STRATEGIC OBJECTIVES II VUL POLICY
Q: What is the Policy, and what is it designed to do?
A: The Policy is an individual flexible premium variable and fixed life insurance policy the primary purpose of which is to provide a Death Benefit which is paid upon the death of the Insured person. The Owner of the Policy is the person, persons, or entity entitled to all rights in this Policy while the Insured (the person whose life is covered by the Policy) is living, including designation of a Beneficiary.
Your Policy is a “flexible premium” policy because you have considerable flexibility in determining when and how much premium you want to pay. Your Policy is “variable” because the Death Benefit and Policy Value vary according to the investment performance of the Sub-Accounts to which you have allocated your premiums and Policy Value. The Policy provides you with an opportunity to take advantage of any increase in your Policy Value but you also bear the risk of any decrease.
Because the Policy is designed to provide benefits on a long-term basis and is not intended for short-term investing, the Policy may not be appropriate for those who have a short-term investment horizon.
Q: What are the Premiums for this Policy?
A: The Policy is designed to be flexible to meet your specific life insurance needs. You have the flexibility to choose the investment options and premiums you pay.
Premium is an amount you pay to the Company to establish and maintain life insurance coverage. The minimum initial premium will vary based on various factors, including the age of the Insured and the Death Benefit Option you select. Thereafter, you have the flexibility to choose the amount and timing of premium payments, within certain limits. Before your premiums are allocated to a Sub-Account, we deduct a premium expense charge.
You may establish a planned periodic premium. You are not required to pay the planned periodic premium and we will not terminate your Policy merely because you did not. However, payment of insufficient premiums may result in a Lapse of the Policy. Your Policy could Lapse if the value of your Policy becomes too low to support the Policy’s monthly charges.
You may allocate premium to your choice of numerous different investment options available in the Sub-Accounts, as well as a Fixed Account, within your Policy. The Sub-Accounts are separate divisions of the Variable Account (Protective Variable Life Separate Account) that invest in a particular Fund (an underlying mutual fund).
ADDITIONAL INFORMATION ABOUT EACH FUND IS PROVIDED IN AN APPENDIX TO THIS PROSPECTUS. See FUND APPENDIX – Funds Available Under the Policy.
The Fixed Account is part of the Company’s General Account, which holds all of the Company’s assets other than those held in the Variable Account or other separate accounts.
Q: What are the primary features and options that this Policy offers?
Choice of Death Benefit Options. When you apply for the Policy, you must select one of two available Death Benefit Options used to determine the amount payable on the death of the Insured. Each Death Benefit Option is the greater of an amount noted below and the minimum death benefit on the date of death:
Option A (Level): The Face Amount on the Insured’s date of death.

Option B (Increasing): The current Face Amount plus the Policy Value on the Insured’s date of death.
The minimum death benefit is determined by one of two federal tax compliance tests. You choose the test when you apply for the Policy. You cannot change your choice of test after the Policy is issued.
Transfers. At any time after the Cancellation Period (period during which the Owner may return the Policy for a refund), you may transfer Policy Value among the Sub-Accounts and the Fixed Account, subject to restrictions on the amount and frequency of transfers. The Company also may restrict or refuse to honor frequent transfers, including “market timing” transfers.
Withdrawals. You may request a partial withdrawal of your Policy at any time after the first Policy Year. The amount of any partial withdrawal must be at least $500. We will charge an administrative fee not greater than $25 per withdrawal on partial withdrawals. Withdrawals may have tax consequences.
Surrender Benefit. The Owner may surrender this Policy for the surrender benefit. The surrender benefit is the Surrender Value on the date of surrender. The Surrender Value is the Cash Value minus Policy Debt and any liens for payments made under an accelerated death benefit rider or endorsement, plus accrued interest. All coverage will end on the effective date of surrender of the Policy. No Death Benefits will be paid after the effective date of surrender of the Policy. Surrenders may have tax consequences.
Loans. While the Policy is in force, the Owner may obtain a loan on the security of the Policy. Policy loan amounts will be withdrawn first on a pro rata basis from the Sub-Accounts and/or Fixed Account unless the Owner specifies otherwise.
Loans may be treated as taxable income if your Policy is a “modified endowment contract” (“MEC”) for federal income tax purposes. See “Tax Considerations”.
Additional Benefits. The following additional benefits are available:
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Terminal Illness Accelerated Death Benefit Endorsement: This endorsement provides for an accelerated Death Benefit payment to the Owner if the Insured has a qualifying terminal illness and all the terms and conditions of the endorsement are met.

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ExtendCare Chronic Illness Accelerated Death Benefit Rider: This rider provides one or more accelerated Death Benefit payments to the Owner during a 90-day period if the Insured has a qualifying chronic illness that is expected to last 90 days or more and all of the terms and conditions of the rider are met. There is an additional monthly charge for this optional benefit rider.

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Overloan Protection Endorsement: This endorsement provides that your Policy will not Lapse and the Death Benefit will be at least $10,000 as long as all of the terms and conditions of this endorsement are met. There is an additional charge for this optional benefit at the time it is exercised.

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Income Provider Option Pre-Determined Death Benefit Payout Endorsement: This endorsement converts the payment of Death Benefit Proceeds from a single lump sum to a series of payments pursuant to a specified payment schedule that describes the amount, frequency, and duration of payment of the Death Benefit Proceeds.

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Accidental Death Benefit Rider: This rider provides an additional death benefit payable if the Insured’s death results from certain accidental causes. There is an additional monthly charge for this optional benefit rider.

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Children’s Term Insurance Rider: This rider provides a death benefit payable on the death of a covered child. There is an additional monthly charge for this optional benefit rider.

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Lapse Protection Endorsement: This endorsement guarantees that your Policy will not Lapse during the lapse protection period set forth in your Policy Schedule as long as all of the terms and conditions of this endorsement are met.

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Protected Insurability Benefit Rider: This rider provides the right to increase the Face Amount of your Policy at designated option dates at Insured’s age 25, 28, 31, 34, 37 and 40 without evidence of insurability. There is an additional monthly charge for this optional benefit rider.

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Waiver of Specified Premium Rider: This rider provides for the crediting of a specified premium to a Policy on each Monthly Anniversary during the total disability of the Insured if the Insured is disabled for at least 6 consecutive months and all the terms and conditions of the rider are met. There is an additional monthly charge for this optional benefit rider.
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Dollar-Cost Averaging: This program allows for the systematic and automatic transfer, on a monthly or quarterly basis, of specified dollar amounts from a Sub-Account or the Fixed Account to one or more other specified Sub- Accounts.

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Portfolio Rebalancing: This program allows for the automatic transfer, on a quarterly, semi-annual or annual basis, of Variable Account Value among specified Sub-Accounts to maintain a particular percentage allocation of Variable Account Value.

STANDARD DEATH BENEFITS
As long as the Policy remains in force, Protective Life will pay the Death Benefit Proceeds upon receipt at the Home Office of Due Proof of Death of the Insured. Protective Life may require return of the Policy. The Death Benefit Proceeds are paid to the primary Beneficiary or a contingent Beneficiary. The Owner may name one or more primary or contingent Beneficiaries. Unless designated irrevocably, the Owner may change the Beneficiary by Written Notice prior to the death of any Owner. If no Beneficiary survives the Insured, the Death Benefit Proceeds are paid to the Owner or the Owner’s estate. Death Benefit Proceeds are paid in a lump sum or under a settlement option. Payment of the Death Benefit Proceeds may have tax consequences. See “Tax Considerations — Tax Treatment of Life Insurance Death Benefit Proceeds” in the Prospectus.
Please note that any Death Benefit payment we make in excess of the Variable Account Value, including payments under any rider, is subject to our financial strength and claims-paying ability.
If an Owner has elected the Income Provider Option Pre-Determined Death Benefit Payout Endorsement, we will pay the Death Benefit Proceeds pursuant to a payment schedule established according to the terms of the endorsement. See “Supplemental Riders and Endorsements” in the Prospectus.
Calculation of Death Benefit Proceeds
The Death Benefit Proceeds are equal to the Death Benefit calculated as of the date of the Insured’s death, plus benefits under any supplemental riders or endorsements, minus (1) any Policy Debt on that date, (2) any liens for payments made under an accelerated death benefit rider or endorsement including accrued interest, and (3) any past due Monthly Deductions if the Insured died during the grace period.
The calculation of the Death Benefit depends on the Death Benefit option and the federal tax compliance test that you select. You must select the Death Benefit option and the tax compliance test before your Policy is issued. Once the Policy is issued, you may not change the tax compliance test.
Federal Tax Compliance Tests. Under Section 7702 of the Internal Revenue Code, a Policy will generally be treated as life insurance for federal tax purposes if, at all times, it satisfies one of two federal tax compliance tests: (1) the Guideline Premium Limitation/Cash Value Corridor Test, and (2) the Cash Value Accumulation Test.
The Guideline Premium Limitation/Cash Value Corridor Test (“GPT”) has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium payments that can be paid into the Policy. The corridor requires that the Death Benefit be at least a certain percentage (varying each year by Attained Age of the Insured) of the Policy Value. The Cash Value Accumulation Test (“CVAT”) does not have a premium limit, but does have a requirement that the Death Benefit be at least a certain percentage (varying based on the Attained Age, duration at death, sex and rate class of the Insured) of the Policy Value.
In applying for the Policy, you may select either federal tax compliance test. The Death Benefit will vary depending on which test is selected. There are a number of considerations involved in deciding which test to use.
For example, if your goal is to maximize your cash value in early Policy Years relative to the Policy’s Death Benefit and other benefits, you may want to consider selecting the CVAT because it generally permits more premiums to be paid in early Policy years. The CVAT may require the Policy to have a higher Death Benefit relative to the Policy’s cash value in later Policy Years, however, which could increase the mortality charges that will apply in those later years.
Alternatively, if your goal is to maximize your cash value in later Policy Years relative to the Policy’s Death Benefit and other benefits, you may want to consider selecting the GPT and paying premiums up to the maximum permitted by the GPT. Funding a Policy in this manner may allow for lower mortality charges in later Policy Years in comparison with the mortality charges that would apply under a Policy tested under the CVAT.
Which federal tax compliance test is better for you will depend on not only your goals, but on a number of other considerations. These other considerations include, but are not limited to, the characteristics of the Insured, the amount and timing of premiums that will be paid, and the earnings under the Policy.

The Death Benefit Option you choose will also affect the amount of your Death Benefit. If the GPT applies to the Policy, under Death Benefit Option A, your Death Benefit will generally be the Face Amount. However, the Death Benefit may vary based on the Policy Value if the Policy Value multiplied by the applicable specified percentage is greater than the Face Amount under the Policy. Under Death Benefit Option B, your Death Benefit will always vary with Policy Value.
Similarly, if the CVAT applies to the Policy, under Death Benefit Option A, your Death Benefit will generally be the Face Amount. However, the Death Benefit may vary based on the Policy Value if the minimum death benefit is greater than the Face Amount under the Policy. Under Death Benefit Option B, your Death Benefit will always vary with the Policy Value. See “Death Benefit Options” for detailed information about each Death Benefit Option.
You should consult your registered representative for more information about which federal tax compliance test and death benefit option you should choose in light of your specific goals and circumstances.
The Death Benefit Proceeds are payable when Protective Life receives a properly completed claim form and Due Proof of Death of the Insured while the Policy is in force. The Death Benefit Proceeds will be paid to the Beneficiary, or Beneficiaries, in a lump sum, unless a Settlement Option has been selected. If there is more than one Beneficiary, each Beneficiary must submit instructions in Good Order specifying the manner in which they wish to receive their portion of the Death Benefit Proceeds. The Death Benefit Proceeds are determined as of the date of the Insured’s death and are moved to the general account until payment is made. Protective Life will pay interest on the Death Benefit Proceeds payable to each Beneficiary determined in accordance with applicable state law to the date of payment.
Death Benefit Options
Death Benefit Options Under Policies Complying with the Guideline Premium Limitation/Cash Value Corridor Test.   If the Policy is not issued under the Cash Value Accumulation Test, it will satisfy the Guideline Premium Limitation/Cash Value Corridor Test of federal tax law and the Death Benefit is determined as follows:
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Under Death Benefit Option A, the Death Benefit is the greater of: (1) the Face Amount under the Policy on the date of the Insured’s death, or (2) a specified percentage of the Policy Value on the date of the Insured’s death as indicated on a table set forth in Appendix A.

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Under Death Benefit Option B, the Death Benefit is the greater of: (1) the Face Amount under the Policy plus the Policy Value on the date of the Insured’s death, or (2) a specified percentage of the Policy Value on the date of the Insured’s death as indicated on a table set forth in Appendix A.

The specified percentage under both options is 250% when the Insured has reached an Attained Age of 40 or less by date of death, and decreases each year thereafter to 100% when the Insured has reached an Attained Age of 95 or greater at death. A table showing these percentages for Attained Ages 0 to 95 and examples of Death Benefit calculations for both Death Benefit Options are found in Appendix A.
Under Death Benefit Option A, the Death Benefit remains level at the Face Amount unless the Policy Value multiplied by the specified percentage of Policy Value exceeds that Face Amount, in which event the Death Benefit varies as the Policy Value varies. Owners who are satisfied with the amount of their insurance coverage under the Policy and who prefer to have favorable investment performance and additional premiums reflected in higher Policy Value, rather than increased Death Benefits, generally should select Option A. Under Death Benefit Option B, the Death Benefit always varies as the Policy Value varies (although it is never less than the Face Amount). Owners who prefer to have favorable investment performance and additional premiums reflected in increased Death Benefits generally should select Option B.
Death Benefit Options Under Policies Complying with the Cash Value Accumulation Test.   If the Policy is issued under the Cash Value Accumulation Test, the Death Benefit is determined as follows:
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Under Death Benefit Option A, the Death Benefit is the greater of: (1) the Face Amount under the Policy on the date of the Insured’s death, or (2) the minimum death benefit described below.

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Under Death Benefit Option B, the Death Benefit is the greater of: (1) the Face Amount under the Policy plus the Policy Value on the date of the Insured’s death, or (2) the minimum death benefit described below.

The minimum death benefit at any time is the amount of level death benefit that the Policy Value would purchase if paid as a net single premium at such time. Such net single premium is determined according to the Cash Value Accumulation Test prescribed under Section 7702 of the Internal Revenue Code, as amended or its successor, if such amendment or successor is applicable to the Policy.
For purposes of determining this net single premium, the mortality charges taken into account generally are the maximum mortality charges guaranteed under the Policy. Such charges do not, however, exceed the maximum charges permitted to be taken into account under the Cash Value Accumulation Test of Section 7702. In determining the net single premium, the interest rate taken into account is the greater of an annual effective interest rate specified in the Code or the annual effective credited interest rate or rates guaranteed on issuance of the Policy. For purposes of calculating the Cash Value Accumulation Test, the Policy is deemed to mature on the date the Insured reaches Attained Age 100, and the Policy Value deemed to exist on such date shall not exceed the least amount payable as a death benefit at any time under the Policy.
Owners who are satisfied with the amount of their insurance coverage under the Policy and who prefer to have favorable investment performance and additional premiums reflected in higher Policy Value, rather than increased Death Benefits, generally should select Option A. Under Death Benefit Option B, the Death Benefit always varies as the Policy Value varies (although it is never less than the Face Amount). Owners who prefer to have favorable investment performance and additional premiums reflected in increased Death Benefits generally should select Option B.
Examples of Death Benefit calculations for both Death Benefit Options under the Cash Value Accumulation Test are found in Appendix A to the Prospectus.
Changing the Face Amount
On or after the first Policy Anniversary, the Owner may request a change in the Face Amount. The request must be received in writing in Good Order at the Home Office.
Settlement Options
The Company offers a variety of ways of receiving proceeds payable under the Policy, such as on surrender or death, other than in a lump sum. Settlement options must be elected by Written Notice in Good Order received by Protective Life at the Home Office. The Owner may elect settlement options during the Insured’s lifetime; Beneficiaries may elect settlement options thereafter if Death Benefit Proceeds are payable in a lump sum. Additional information about settlement options can be found in the “Settlement Options” section in the Prospectus. We will pay the Death Benefit Proceeds to the Beneficiary in a lump sum, unless a Settlement Option has been selected. If the Primary or Contingent Beneficiary is not living, or if no Beneficiary has been designated, We will pay the Owner or Owner’s estate.

OTHER BENEFITS AVAILABLE UNDER THE POLICY
In addition to the standard death benefits associated with your Policy, other standard and optional benefits may also be available to you. The following table summarizes information about these optional benefits. Information about the fees associated with each benefit included in the table may be found in the Fee Table.
Name of Benefit	Purpose	Is Benefit Standard or Optional?	Brief Description of Restrictions/Limitations
Terminal Illness Accelerated Death Benefit Endorsement	Provides for an accelerated death benefit payment (with certain exclusions), to the Owner if the Insured has a qualifying terminal illness.	Standard
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Maximum aggregate amount of payments that will be paid under this rider for all policies issued by the Company or an affiliate company on the life of the same insured person is equal to:

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The lesser of 60% of the current face amount of the Policy or $1,000,000; minus

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Any outstanding lien amount against the Policy resulting from any other accelerated death benefit rider or endorsement attached to the Policy.

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Minimum acceleration permitted is $15,000

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The Death Benefit will be reduced by the amount of any acceleration taken, plus accumulated interest.

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Any acceleration taken will reduce the amount available for Policy Loans and withdrawals.

Name of Benefit	Purpose	Is Benefit Standard or Optional?	Brief Description of Restrictions/Limitations
Lapse Protection Endorsement	Guarantees that your Policy will not Lapse during the lapse protection period set forth in your Policy Schedule.	Standard
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Minimum monthly premium will vary by Policy benefits, Issue Age, sex and rate class of the Insured.

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For Policies where the Owner signed and dated the application before November 14, 2022, Protection is only effective:

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15 years for issue ages 0-39,

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10 years for issue ages 40-64,

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5 years for issue ages 65-80

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For Policies where the Owner signed the application on or after November 14, 2022, Protection is only effective:

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20 years for issue ages 0-49,

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to attained age 70 for issue ages 50-64,

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5 years for issue ages 65-80

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If on any Monthly Anniversary Day, the total premiums paid less any Withdrawals and Policy Debt, does not equal or exceed the Accumulated Minimum Monthly Guarantee Amount, this provision will terminate.

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Any change in the benefits provided by this Policy, made subsequent to the Policy Effective Date and during the lapse protection period, may result in a change to the Minimum Monthly Guarantee Amount.

Name of Benefit	Purpose	Is Benefit Standard or Optional?	Brief Description of Restrictions/Limitations
Overloan Protection Endorsement	Policy will not Lapse due to an outstanding Policy loan in certain circumstances.	Standard
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Policy must be in force at least 20 Policy Years.

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Insured’s Attained Age must be at least 65;.

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Withdrawals in an amount equal to the total premiums paid must have been taken;.

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Policy Debt must exceed the Face Amount and be at least 95% of the Cash Value.

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Not available if accelerated benefits have been received or if Monthly Deductions are being waived or premiums credited under any endorsement or rider attached to the Policy.

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Not available if the resulting Death Benefit is not compliant with our reasonable interpretation of the Code.

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Not available if the Policy is a modified endowment contract (“MEC”).

Accidental Death Benefit Rider	Provides an additional death benefit payable if Insured’s death results from certain accidental causes.	Optional
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Insured under the base Policy must be between the ages of 15 and 60.

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The minimum amount of coverage is $1,000.

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Maximum amount of coverage is $250,000 for the Company and affiliates’ policies in force and applied for.

Children’s Term Life Insurance Rider	Provides a death benefit payable on the death of a covered child.	Optional
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Insured under the base Policy must be between the ages of 15 and 64.

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Maximum amount of coverage is $25,000 for the Company and affiliates’ policies in force and applied for.

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The minimum amount of coverage is $1,000.

Name of Benefit	Purpose	Is Benefit Standard or Optional?	Brief Description of Restrictions/Limitations
ExtendCare Chronic Illness Accelerated Death Benefit Rider	Allows Owner to request a monthly or annual accelerated payment of part of the Policy’s Death Benefit when we receive a written certification from a licensed health care practitioner that Insured has a qualifying chronic illness that is expected to last 90 or more days (for Policies issued on or before October 19, 2020 one or more years).	Optional
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Can only be added at the time of Policy issue.

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There is a minimum base Policy Face Amount of $100,000 and a maximum base Policy Face Amount of $5,000,000.

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Maximum monthly benefit cannot exceed 5% of the base Policy Face Amount.

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Insured under the base Policy must be between the ages of 20 and 80.

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Death Benefit Option A must be in effect in order to receive benefit payments under the rider.

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Any irrevocable Beneficiaries or assignees of record must give written consent for benefit payments to be made.

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The rider is subject to a Lifetime Maximum Benefit and a Monthly Maximum Benefit.

Income Provider Option Pre-Determined Death Benefit Payout Endorsement	Converts the payment of Death Benefit Proceeds to the Beneficiary from a single lump sum to a series of payments pursuant to a specified payment schedule.	Optional
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Can only be added at the time of Policy issue.

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You may not make a change to the Death Benefit Payment Schedule that lengthens the overall duration of payments.

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A Beneficiary cannot change the Death Benefit Payment Schedule or elect a single lump sum after the death of the Insured.

Protected Insurability Benefit Rider	Provides the right to increase the Face Amount of your Policy at designated option dates at Insured’s age 25, 28, 31, 34, 37 and 40 without evidence of insurability.	Optional
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Can only be added at the time of Policy issue.

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The maximum amount of coverage is $50,000 for the Company and affiliates’ policies in force and applied for.

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The minimum amount of coverage is $10,000.

Name of Benefit	Purpose	Is Benefit Standard or Optional?	Brief Description of Restrictions/Limitations
Waiver of Specified Premium Rider	Provides for the crediting of a specified premium to a Policy on each Monthly Anniversary during the total disability of the Insured.	Optional
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Insured under the base Policy must be between the ages of 15 and 55.

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Insured must be disabled for at least six consecutive months, and the disability must have begun prior to the Policy Anniversary nearest the Insured’s 65th birthday.

Dollar-Cost Averaging	Allows for the systematic transfer of specified dollar amounts from a Sub- Account or the Fixed Account to one or more other specified Sub- Accounts.	Optional	• No transfers may be made into the Fixed Account. • Dollar-cost averaging may be elected for periods of at least 6 months and no longer than 48 months.
Portfolio Rebalancing	Allows for the automatic transfer, on a regular basis, of Variable Account Value among specified Sub-Accounts to maintain a specified percentage allocation of Variable Account Value.	Optional	• Rebalancing transfers cannot be made into Fixed Account. • Minimum Variable Account Value of $100 required.
BUYING THE POLICY
Purchasing a Policy
For insurance coverage to take effect under a Policy, you must submit a completed application and at least the minimum initial premium payment through a licensed representative of Protective Life who is also a registered representative of a broker-dealer having a distribution agreement with Investment Distributors, Inc. Protective Life requires satisfactory evidence of the insurability, which may include a medical examination of the Insured. Generally, Protective Life will issue a Policy covering an Insured up to age 80 if evidence of insurability satisfies Protective Life’s underwriting rules. Minimum age requirements may apply. Acceptance of an application depends on Protective Life’s underwriting rules, and Protective Life may reject an application for any reason. With your consent, a Policy may be issued on a basis other than that applied for (e.g., on a higher premium class basis due to increased risk factors). A Policy is issued after Protective Life approves the application. Payment of Premium is not a requirement to issue a Policy but your insurance will not take effect until you pay your minimum initial premium. Premium may be collected at the time of Policy delivery.
Insurance coverage under a Policy begins on the Policy Effective Date. Temporary life insurance coverage also may be provided under the terms of a temporary insurance agreement. Under such agreements, the total amount of insurance which may become effective prior to the Policy Effective Date may not exceed $1,000,000 (including the amount of any life insurance and accidental death benefits then in force or applied for with the Company), may be dependent on satisfactory underwriting and other conditions and may not be in effect for more than 60 days. In addition, such agreement may not be issued on proposed Insureds under 15 days of age.
In order to obtain a more favorable Issue Age, Protective Life may permit the Owner to “backdate” a Policy by electing a Policy Effective Date up to six months prior to the date of the original application, subject to state requirements (3 months in Ohio, not allowed in Montana). Charges for the Monthly Deduction for the backdated period are deducted as of the Policy Effective Date and the calculation of the Policy’s lapse protection will include the Minimum Monthly Premiums for the backdated period.
The Owner of the Policy may exercise all rights provided under the Policy. The Insured is the Owner, unless a different person or entity is named as Owner in the application. By Written Notice received by Protective Life at the Home Office while the Insured is living, the Owner may name a contingent Owner or a new Owner. If there are joint Owners, all Owners must authorize the exercise of any right under the Policy. Unless the Owner provides otherwise, in the event of one joint Owner’s death, ownership passes to any surviving joint Owner(s). Unless a contingent Owner has been named, ownership of the Policy passes to the estate of the last surviving Owner upon his or her death. A change in Owner may have tax consequences. See “Tax Considerations — Other Considerations” in the Prospectus.

Fees, charges and benefits available under the Policy may vary depending on the state in which the Policy is issued.
Minimum Initial Premium.   The minimum initial premium required depends on a number of factors, including the age, sex and rate class of the proposed Insured, the Initial Face Amount requested by the applicant, any supplemental riders requested by the applicant and the planned periodic premiums that the applicant selects. Consult your sales representative for information about the initial premium required for the coverage you desire.
Planned Periodic Premiums.   In the application the Owner selects a plan for paying level premiums at specified intervals (i.e., quarterly, semi-annually or annually). At the Owner’s election, we will also arrange for payment of planned periodic premiums on a monthly basis (on any day except the 29th, 30th, or 31st of a month) under a pre-authorized payment arrangement. You are not required to pay premiums in accordance with these plans. You can pay more or less than planned or skip a planned periodic premium entirely. See “Lapse and Reinstatement.” Subject to the limits described below, you can change the amount and frequency of planned periodic premiums at any time by Written Notice to Protective Life at the Home Office. Additional premiums may be required to maintain the Policy, depending on a number of factors including past premiums paid, investment experience and loans and/or withdrawals on the Policy.
Unless you have arranged to pay planned periodic premiums by pre-authorized payment arrangement or have otherwise requested, you will be sent reminder notices for planned periodic premiums.
Unscheduled Premiums.   Subject to the limitations described below, additional unscheduled premiums may be paid in any amount and at any time. By Written Notice to Protective Life at the Home Office, the Owner may specify that all unscheduled premiums are to be applied as repayments of Policy Debt, if any.
Premium Limitations.   Premiums are accepted until Attained Age of 121. Premiums may be paid by any method acceptable to Protective Life. If by check, the check must be from an Owner (or the Owner’s designee other than a sales representative), payable to Protective Life, and be dated prior to its receipt at the Home Office.
Additional limitations apply to premiums. Premium payments must be at least $150 ($50 if paid monthly by a pre-authorized payment arrangement) and must be remitted to the Home Office. Protective Life also reserves the right to limit the amount and frequency of any premium payment. In addition, at any point in time aggregate premiums paid under a Policy may not exceed limitations for life insurance policies as set forth in the Internal Revenue Code. See “Tax Considerations” in the Prospectus and the discussion of Guideline Premium Limitation and Cash Value Accumulation Test under “Calculation of Death Benefit Proceeds.” Protective Life will immediately refund any portion of any premium payment, with interest thereon, that is determined to be in excess of the limits established by law to qualify a Policy as a contract for life insurance. Protective Life will also monitor Policies and will attempt to notify the Owner on a timely basis if his or her Policy is in jeopardy of becoming a modified endowment contract under the Internal Revenue Code, if applicable. See “Tax Considerations” in the Prospectus.
Premium Payments Upon Increase in Face Amount.   Depending on the Policy Value at the time of an increase in the Face Amount and the amount of the increase requested, an additional premium payment may be necessary to keep the Policy in force or a change in the amount of planned periodic premiums may be advisable. You will be notified if a premium payment is necessary or a change is appropriate.
Net Premium Allocations
You must indicate in the application how Net Premiums are to be allocated to the Sub-Accounts and/or to the Fixed Account. These allocation instructions apply to both initial and subsequent Net Premiums. You may change the allocation instructions in effect at any time until Attained Age of 121 by Written Notice to Protective Life at the Home Office or by telephone, facsimile, automated telephone system, or via the Internet at www.protective.com. Whole percentages must be used. The sum of the allocations to the Sub-Accounts and the Fixed Account must be equal to 100% of any Net Premiums. Protective Life reserves the right to establish (i) a limitation on the number of Sub-Accounts to which Net Premiums may be allocated and/or (ii) a minimum allocation requirement for the Sub-Accounts and the Fixed Account.
For Policies issued in states where, upon cancellation during the Cancellation Period, Protective Life returns at least your premiums, Protective Life reserves the right to allocate your initial Net Premium (and any subsequent Net Premiums paid during the Cancellation Period) to the Invesco V.I. U.S. Government Money Portfolio Sub-Account or the Fixed Account until the expiration of the number of days in the Cancellation Period plus 6 days starting from the date that the Policy is mailed from the Home Office. Thereafter, the Policy Value in the Invesco V.I. U.S. Government Money Portfolio Sub-Account or the Fixed Account and all Net Premiums will be allocated according to your allocation instructions then in effect.
If Protective Life receives a premium payment at the Home Office before 3:00 P.M. Central Time, Protective Life will process the payment as of the Valuation Day it is received. Protective Life processes premium payments received at the Home Office at or after 3:00 P.M. Central Time as of the next Valuation Day. However, premium will not be accepted in connection with an increase in Face Amount until underwriting has been completed. When approved, Net Premium received will be allocated in accordance to your allocation instructions then in effect.
Unless designated by the Owner as a loan repayment, premiums received from Owners (other than planned periodic premiums) are treated as unscheduled premiums.
Protective Life reserves the right to limit the amount and frequency of planned periodic premiums and additional unscheduled premiums (each an “additional premium”) under the Policy or the amount and frequency of Net Premiums that may be allocated to the Fixed Account at any time. Protective Life also reserves the right to refuse to accept such additional premium under the Policy or allocate additional Net Premium to the Fixed Account at any time without prior notice. In all cases, Protective Life will accept additional premium necessary to prevent the Policy from lapsing. Protective Life will notify the Owner that a premium payment may result in a Policy becoming a Modified Endowment Contract (“MEC”), and will accept the premium payment unless otherwise instructed by the Owner. If a premium payment would cause the Policy to no longer qualify as life insurance under the Internal Revenue Code, the Company will refuse to accept the premium payment.
If mandated by law, we may reject a premium payment. We may also provide information about you and your account to a government regulator.
HOW YOUR POLICY CAN LAPSE
Lapse
Failure to pay planned periodic premiums will not necessarily cause a Policy to Lapse (terminate without value). Paying all planned periodic premiums will not necessarily prevent a Policy from lapsing. Except when the Lapse Protection Endorsement of the Policy is in effect, a Policy will Lapse if its Policy Value less the Surrender Charge and Policy Debt is insufficient to cover the Monthly Deduction on the Monthly Anniversary Day. Absent any lapse protection, if the Surrender Value on any Monthly Anniversary Day is less than the amount of the Monthly Deduction due on that date, the Policy will be in default and a grace period will begin. This could happen if investment experience has been sufficiently unfavorable that it has resulted in a decrease in Surrender Value or the Surrender Value has decreased because you have not paid sufficient Net Premiums to offset prior Monthly Deductions.
You have a 61-day grace period to make a payment of Net Premium at least sufficient to cover the current and past-due Monthly Deductions. Protective Life will send you, at your last known address and the last known address of any assignee of record, notice of the premium required to prevent Lapse. A Policy will remain in effect during the grace period. If the Insured should die during the grace period, the Death Benefit Proceeds payable to the Beneficiary will reflect a reduction for the Monthly Deductions due on or before the date of the Insured’s death as well as any unpaid Policy Debt or liens (including accrued interest). See “Calculation of Death Benefit Proceeds.” Unless the premium stated in the notice is paid before the grace period ends, the Policy will Lapse. A Policy Lapse may have tax consequences. See “Tax Considerations” in the Prospectus.
Age 121.   On and after the Policy Anniversary when the Insured is age 121, the Policy will not enter the grace period or Lapse and the Death Benefit will remain in effect, regardless of your Surrender Value.
Lapse Protection.   In return for paying the Minimum Monthly Guarantee Amount specified in the Policy or an amount equivalent thereto by the Monthly Anniversary Day, Protective Life guarantees that a Policy will remain in force for a specified period (the “lapse protection period”). If, for each month that the Policy has been in force, the total premiums paid, less withdrawals and Policy Debt, is greater than or equal to the Minimum Monthly Guarantee Amount multiplied by the number of complete Policy Months (including the current Policy Month) since the Policy Effective Date, the Policy’s lapse protection will remain in effect until the end of the lapse protection period, regardless of the Policy’s Surrender Value. In addition to satisfying the Minimum Monthly Guarantee Amount payment requirement noted above, the duration of the lapse protection period is limited based on the Insured’s Issue Age. For Policies where the Owner signed and dated the application before November 14, 2022, this provision remains in effect for the first 15 Policy Years (if the Insured’s Issue Age is 0 through 39), during the first 10 Policy Years (if the Insured’s Issue Age is 40 through 64), or during the first 5 Policy Years (for Insured’s Issue Age 65 and above), regardless of Surrender Value, if, for each month that the Policy has been in force since the Policy Effective Date, the total premiums paid net of any withdrawals and Policy Debt, is greater than or equal to the Minimum Monthly Guarantee Amount (shown in the Policy) multiplied by the number of complete policy months since the Policy Effective Date, including the current policy month. For Policies where the Owner signed and dated the application on or after November 14, 2022, this provision remains in effect for the first 20 Policy Years (if the Insured’s Issue Age is 0 through 49), up to attained age 70 (if the Insured’s Issue Age is 50 through 64), or during the first 5 Policy Years (for Insured’s Issue Age 65 and above), regardless of Surrender Value, if, for each month that the Policy has been in force since the Policy Effective Date, the total premiums paid net of any withdrawals and Policy Debt, is greater than or equal to the Minimum Monthly Guarantee Amount (shown in the

Policy) multiplied by the number of complete policy months since the Policy Effective Date, including the current policy month. The Minimum Monthly Guarantee Amount is calculated for each Policy based on the age, sex and rate class of the Insured, the requested Face Amount and any supplemental riders.
We will not notify you in the event the Policy’s lapse protection is no longer in effect.
If you increase your Policy’s Face Amount or change the Death Benefit option while the Policy’s lapse protection is in effect, Protective Life will not extend the lapse protection period. The lapse protection period is based on the Policy Effective Date. However, upon an increase in Face Amount, Protective Life will recalculate the Minimum Monthly Guarantee Amount (which will generally increase). Any other change in benefits provided under this Policy or its riders which is made after the Policy Effective Date and during the period of the Policy’s lapse protection also may result in a change to the Minimum Monthly Guarantee Amount. Protective Life will notify you of any increase in the Minimum Monthly Guarantee Amount and will amend your Policy to reflect the change.
Payment of the Minimum Monthly Guarantee Amount may not be sufficient to keep the Policy in force beyond the lapse protection period.
Reinstatement
An Owner may reinstate a Policy within 5 years of its Lapse provided that: (1) a request for reinstatement is made by Written Notice received by Protective Life at the Home Office, (2) the Insured is still living, (3) the Owner pays Net Premiums equal to (a) all Monthly Deductions that were due but unpaid during the grace period, and (b) which are at least sufficient to keep the reinstated Policy in force for three months, (4) the Insured provides Protective Life with satisfactory evidence of insurability, (5) the Owner repays or reinstates any Policy Debt and/or lien (including accrued interest) which existed at the end of the grace period; and (6) the Policy has not been surrendered. The “Approval Date” of a reinstated Policy is the date that Protective Life approves the Owner’s request for reinstatement and requirements 1-6 above have been met.
MAKING WITHDRAWALS: ACCESSING THE MONEY IN YOUR POLICY
Surrender Privileges
At any time while the Policy is still in force and while the Insured is still living, you may surrender your Policy for its Surrender Value. Surrender Value is determined as of the end of the Valuation Period during which the Written Notice in Good Order requesting the surrender, the Policy and any other required documents are received by Protective Life at the Home Office. Valuation Periods end at the close of regular trading on the New York Stock Exchange, which is generally at 3:00 p.m. Central Time. Protective Life will process any surrender request in Good Order received at the Home Office at or after the end of the Valuation Period on the next Valuation Day. A Surrender Charge may apply. The Surrender Value is paid in a lump sum unless the Owner requests payment under a settlement option. Payment is generally made within 7 calendar days. All coverage and optional benefits will end on the effective date of surrender of the Policy. No Death Benefits will be paid after the effective date of the Policy surrender. A Policy which terminates upon surrender cannot later be reinstated. Surrenders may have tax consequences. See “Tax Considerations”)
Withdrawal Privileges
At any time after the first Policy Year, an Owner, by Written Notice in Good Order received at the Home Office, may make a withdrawal of Surrender Value of not less than $500. Protective Life will withdraw the amount requested, plus a withdrawal charge and, if applicable, a Surrender Charge, from unloaned Policy Value as of the end of the Valuation Period during which the Written Notice in Good Order is received at the Home Office. Valuation Periods end at the close of regular trading on the New York Stock Exchange, which is generally at 3:00 p.m. Central Time.
Protective Life will process any withdrawal request in Good Order received at the Home Office at or after the end of the Valuation Period on the next Valuation Day.
The Owner may specify the amount of the withdrawal to be made from any Sub-Account or the Fixed Account. If the Owner does not so specify, or if the Sub-Account Value or Fixed Account Value is insufficient to carry out the request, the withdrawal from each Sub-Account and the Fixed Account is based on the proportion that such Sub-Account(s) Value and Fixed Account Value bears to the total unloaned Policy Value on the Valuation Day immediately prior to the Withdrawal. Payment is generally made within seven calendar days.
If Death Benefit Option A is in effect, Protective Life will reduce the Face Amount by the amount withdrawn if total withdrawals in a Policy Year exceed $5,000. The Company reserves the right to increase or decrease the amount of total withdrawals that will not result in a reduction of the Face Amount, or terminate the ability to withdraw any amount that does not trigger a reduction in the Face Amount. Protective Life may reject a withdrawal request if the withdrawal would reduce the Face Amount below the minimum amount for which the Policy would be issued under Protective Life’s then-current rules, or if the withdrawal would cause the Policy to fail to qualify as a life insurance contract under applicable tax laws, as interpreted by Protective Life. If the Face Amount at the time of the withdrawal includes increases from the Initial Face Amount and the withdrawal requires a decrease of Face Amount, the reduction is made first from the most recent increase, then from prior increases, if any, in reverse order of their being made and finally from the Initial Face Amount. Withdrawals may have tax consequences. See “Tax Considerations.”

FEE TABLE
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. If the amount of a charge depends on the personal characteristics of the Insured, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a representative Insured with the characteristics set forth in the table. These charges may not be typical of the charges you will pay. Please refer to your Policy specifications page for information about the specific fees you will pay each year based on the options you have elected. On and after the Policy Anniversary when the Insured is age 121, we do not deduct any fees and charges other than the interest charged on loans (if a loan is outstanding).
The first table describes the fees and expenses that you will pay at the time that you pay premiums, surrender the Policy, allow the Policy to Lapse, decrease the Initial Face Amount, transfer Policy Value among the Sub-Accounts and to and from the Fixed Account, and make withdrawals.
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Premium Expense Charge:	Upon receipt of each premium payment	3.5% of each premium payment	3.5% of each premium payment
Surrender Charge: (1)
Minimum and Maximum Charge	At the time of any (i) surrender; Lapse; or (ii) decrease in the Initial Face Amount which may occur if a withdrawal is made and Death Benefit Option A is in effect during the first 10 Policy Years	$2.75 – $56.75 per $1,000 of Initial Face Amount or decrease in Initial Face Amount, as applicable	$2.75 – $56.75 per $1,000 of Initial Face Amount or decrease in Initial Face Amount, as applicable
Charge for a 49 year old male in the nontobacco class during the first Policy Year	At the time of any (i) surrender; Lapse; or (ii) decrease in the Initial Face Amount which may occur if a withdrawal is made and Death Benefit Option A is in effect during the first 10 Policy Years	$37.25 per $1,000 of Initial Face Amount or decrease in Initial Face Amount, as applicable	$37.25 per $1,000 of Initial Face Amount or decrease in Initial Face Amount, as applicable
Transfer Fee: (2)	Upon each transfer in excess of 12 in a Policy Year	$25 per transfer	$0 per transfer
Withdrawal Charge:	At the time of each withdrawal of Policy Value	The lesser of 2.0% of the amount withdrawn or $25	The lesser of 2.0% of the amount withdrawn or $25
Overloan Protection Endorsement	When the Benefit is Exercised	5% of Policy Value	5% of Policy Value

(1)
The Surrender Charge varies based on individual characteristics such as the Insured’s Issue Age, sex and rate class, and decreases each Policy Year until it reaches zero after the tenth Policy Year. The Surrender Charge shown in the table may not be typical of the charges you will pay. Your Policy’s specification page will indicate the charges applicable to your Policy, and more detailed information concerning these charges is available on request from our Home Office.

(2)
Protective Life currently does not assess the transfer fee, but reserves the right to do so in the future for each transfer after the first 12 transfers in any Policy Year. We will give written notice at least thirty (30) days before we impose a transfer fee. See “CHARGES AND DEDUCTIONS, Transfer Fee” in the Prospectus.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including the Funds’ fees and expenses.
Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Base Contract Charge:
Cost of Insurance: (1) (2)
Minimum and Maximum Charge	On the Policy Effective Date and each Monthly Anniversary Day	$0.01 – $83.33 per $1,000 of Net Amount at Risk (2)	$0.01 – $81.67 per $1,000 of Net Amount at Risk (2)
Charge for a 49 year old male in the nontobacco class during the first Policy Year	On the Policy Effective Date and each Monthly Anniversary Day	$0.18 per $1,000 of Net Amount at Risk	$0.07 per $1,000 of Net Amount at Risk
Mortality and Expense Risk Charge (for Policies with an Effective Date on or after September 8, 2021):	On the Policy Effective Date and each Monthly Anniversary Day	0.050% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.60% of such amount	0.017% multiplied by the Variable Account Value, which is equivalent to an annual amount of 0.204% for 10 Policy Years; 0.008% multiplied by the Variable Account Value, which is equivalent to an annual amount of 0.096% for each Policy Year thereafter.
Standard Administrative Fee:	On the Policy Effective Date and each Monthly Anniversary Day	$8.00	$8.00

(1)
Cost of insurance charges vary based on individual characteristics such as the Insured’s Issue Age, sex and rate (i.e., underwriting) class and the number of years that the Policy has been in force, and the Net Amount at Risk on either the Policy Effective Date or the applicable Monthly Anniversary Date. The charge generally increases with Issue Age. In determining current cost of insurance charges, we may consider a variety of factors, including those unrelated to mortality experience. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy’s specification page will indicate the guaranteed cost of insurance charges applicable to your Policy, and more detailed information concerning your cost of insurance charges is available on request from our Home Office. Also, before you purchase the Policy, you may request personalized illustrations of hypothetical future benefits under the Policy based upon the Issue Age, sex and rate classification of the Insured, and the Face Amount, planned premiums, and riders requested. The cost of insurance charge shown in the above table has been rounded to the nearest hundredth. See “Charges and Deductions-Monthly Deduction”.

(2)
See definition of Net Amount at Risk in the Special Terms.

Periodic Charges Other Than Series Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Administrative Charge (3)
Minimum and Maximum Charge	On the Policy Effective Date and each Monthly Anniversary Day during first 10 Policy Years	$0.09 – $3.66 per $1,000 of Initial Face Amount	$0.09 – $3.66 per $1,000 of Initial Face Amount
Charge for a 49 year old male in the nontobacco rate class	On the Policy Effective Date and each Monthly Anniversary Day during first 10 Policy Years	$0.31 per $1,000 of Initial Face Amount	$0.31 per $1,000 of Initial Face Amount
Administrative Charge For Face Amount Increases: (4)
Minimum and Maximum Charge	On the Effective Date of the increase and the subsequent 11 Monthly Anniversary Days	$0.39 – $1.74 per $1,000 of any increase in Face Amount	$0.39 – $1.74 per $1,000 of any increase in Face Amount
Charge for a 49 year old male in the nontobacco rate class	On the Effective Date of the increase and the subsequent 11 Monthly Anniversary Days	$1.09 per $1,000 of any increase in Face Amount	$1.09 per $1,000 of any increase in Face Amount
Optional Benefit Charges:
Net Cost of Loans (5)	On each Policy Anniversary, as applicable (6)	4.00% (annually) in Policy Years 1 through 10; 2.25% in Policy Years 11 and thereafter for both standard and carryover loans.	2.00% (annually) for standard loans, 1.00% for carryover loans in Policy Years 1 through 10; 0% for all loans in Policy Years 11 and thereafter
Children’s Term Life Insurance Rider	On the Effective Date and each Monthly Anniversary Day	$0.45 per $1,000 of rider coverage amount	$0.45 per $1,000 of rider coverage amount

(3)
We call this the administrative charge in the Prospectus. The administrative charge varies based on the Insured’s Issue Age, sex and rate class. The administrative charge shown in the table may not be typical of the charges you will pay. Your Policy’s specification page will indicate the charges applicable to your Policy, and more detailed information concerning these charges is available on request from our Home Office.

(4)
The administrative charge for Face Amount increases varies based on the Insured’s Issue Age, sex, and rate class. The administrative charge shown in the table may not be typical of the charges you will pay. Your Policy’s specification page will indicate the charges applicable to your Policy, and more detailed information concerning these charges is available on request from our Home Office.

(5)
The Net Cost of Loans is the difference between the rate of interest we charge you for a loan and the rate of interest we credit based upon the amount in your Loan Account. We charge interest daily on any outstanding loan at the following effective annual rates: (a) 5.00% for standard loans in Policy Years 1-10; (b) 4.00% current (5.00% guaranteed) for carry-over loans in Policy Years 1-10; and (c) 3.00% current (3.25% guaranteed) for all loans in Policy Years 11 and greater. We credit interest annually to the Loan Account on any outstanding loan at an effective annual interest rate of not less than 3.00% currently (1.00% guaranteed).

(6)
As long as a loan is outstanding, loan interest must be paid in arrears on each Policy Anniversary or, if earlier, on the date of loan repayment, Lapse, surrender, termination, or the Insured’s death.

Periodic Charges Other Than Series Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Accidental Death Benefit Rider (7)
Minimum and Maximum Charge	On the Effective Date and each Monthly Anniversary Day	$0.08 – $0.16 per $1,000 of rider coverage amount	$0.08 – $0.16 per $1,000 of rider coverage amount
Charge for a 34 year old	On the Effective Date and each Monthly Anniversary Day	$0.08 per $1,000 of rider coverage amount	$0.08 per $1,000 of rider coverage amount
Waiver of Specified Premium Rider (8)
Minimum and Maximum Charge	On the Effective Date and each Monthly Anniversary Day	$1.86 – $19.19 per $100 of rider coverage amount	$1.86 – $19.19 per $100 of rider coverage amount
Charge for a 39 year old male in the nontobacco class	On the Effective Date and each Monthly Anniversary Day	$4.42 per $100 of rider coverage amount	$4.42 per $100 of rider coverage amount
ExtendCare Rider for policies issued on or after 10/19/2020 (9)
Minimum and Maximum Charge	On the Effective Date and each Monthly Anniversary Day	$0.01 – $34.39 per $1,000 of Net Amount at Risk	$0.01 – $24.41 per $1,000 of Net Amount at Risk
Charge for a 57 year old female in the nontobacco rate class in the First Policy Year with a Face Amount of $250,000 and monthly benefit of $10,800	On the Effective Date and each Monthly Anniversary Day	$0.12 per $1,000 of Net Amount at Risk	$0.06 per $1,000 of Net Amount at Risk

(7)
The charge for the Accidental Death Benefit Rider varies based on the Insured’s attained age. The rider charge shown in the table may not be typical of the charges you will pay. Your Policy’s specifications page will indicate the rider charge applicable to your Policy, and more detailed information concerning this charge is available on request from our Home Office.

(8)
The charge for the Waiver of Specified Premium Rider varies based on the Issue Age, underwriting class and sex of the Insured. The rider charge shown in the table may not be typical of the charges you will pay. Your Policy’s specifications page will indicate the rider charge applicable to your Policy, and more detailed information concerning this charge is available on request from our Home Office.

(9)
The charge for the ExtendCare Chronic Illness Accelerated Death Benefit Rider varies based on the Insured’s Issue Age, sex and rate (i.e., underwriting) class, the number of years that the Policy has been in force, Face Amount and monthly benefit (maximum monthly benefit chosen at the issuance of the Policy). The rider charge shown in the table may not be typical of the charges you will pay. Your Policy’s specifications page will indicate the rider charge applicable to your Policy, and more detailed information concerning this charge is available on request from our Home Office.

Periodic Charges Other Than Series Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Protected Insurability Benefit Rider (10)
Minimum and Maximum Charge	On the Effective Date and each Monthly Anniversary Day	$0.03 – $0.13 per $1,000 of rider coverage amount	$0.03 – $0.13 per $1,000 of rider coverage amount
Charge for a child less than 6 months old	On the Effective Date and each Monthly Anniversary Day	$0.03 per $1,000 of rider coverage amount	$0.03 per $1,000 of rider coverage amount

(10)
The charge for the Protected Insurability Rider varies based on the Insured’s Issue Age. The rider charge shown in the table may not be typical of the charges you will pay. Your Policy’s specifications page will indicate the rider charge applicable to your Policy, and more detailed information concerning this charge is available on request from our Home Office.

ANNUAL FUND EXPENSES
The next item shows the minimum and maximum total operating expenses charged by the Funds (before waiver or reimbursement) during the time you own the Policy. Expenses of the Funds may be higher or lower in the future. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.A complete list of Funds available under the Policy, including their annual expenses, may be found at the back of this document. See “FUND APPENDIX - Funds Available Under the Policy”.

Range of Expenses for the Funds
	Minimum		Maximum
Total Annual Fund Operating Expenses	0.10%	–	2.52% (1)
(total of all expenses that are deducted from Fund assets, including management fees, 12b-1 fees, and other expenses)

(1)
The range of Annual Fund Expenses shown here does not take into account contractual and voluntary arrangements under which the Funds’ advisers currently reimburse Fund expenses or waive fees. Please see the prospectus for each Fund for more information about that Fund’s expenses.

FUND APPENDIX
FUNDS AVAILABLE UNDER THE POLICY
The following is a list of Funds available under the Policy. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at www.protective.com/eprospectus. You can also request this information at no cost by calling 1-800-265-1545 or by sending an email request to prospectus@protective.com.
The current expenses and performance information below reflects fees and expenses of the Funds, but do not reflect the other fees and expenses that your Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.
Asset Allocation Type	Fund- Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Allocation	American Funds Insurance Series® Asset Allocation Fund - Class 1	0.30%	-13.19%	5.59%	8.37%
International Equity	American Funds Insurance Series® Global Growth Fund - Class 1(1)	0.41%	-24.54%	7.33%	10.43%
U.S. Equity	American Funds Insurance Series® Growth Fund - Class 1	0.34%	-29.75%	11.42%	13.93%
U.S. Equity	American Funds Insurance Series® Growth-Income Fund - Class 1	0.28%	-16.28%	8.09%	11.82%
International Equity	American Funds Insurance Series® New World Fund® - Class 1(1)	0.57%	-21.86%	2.58%	4.53%
U.S. Equity	ClearBridge Variable Small Cap Growth Portfolio - Class I - ClearBridge Investments, LLC	0.80%	-28.85%	8.54%	11.23%
International Equity	DFA VA International Small Portfolio - Institutional Class - Dimensional Fund Advisors Ltd; DFA Australia Limited	0.40%	-17.64%	0.52%	6.02%
International Equity	DFA VA International Value Portfolio - Institutional Class - Dimensional Fund Advisors Ltd; DFA Australia Limited	0.28%	-3.46%	1.48%	4.49%
U.S. Equity	DFA VA U.S. Large Value Portfolio - Institutional Class	0.21%	-4.88%	5.67%	10.71%
Taxable Bond	DFA VIT Inflation-Protected Securities Portfolio - Institutional Class - Dimensional Fund Advisors Ltd; DFA Australia Limited	0.11%	-12.45%	2.02%	—
U.S. Equity	Fidelity® VIP Growth Opportunities Portfolio - Initial Class - FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (HK) Ltd	0.63%	-38.15%	13.09%	15.09%
U.S. Equity	Fidelity® VIP Index 500 Portfolio - Initial Class - Geode Capital Management, LLC	0.10%	-18.21%	9.30%	12.45%
Taxable Bond	Fidelity® VIP Investment Grade Bond Portfolio - Initial Class - FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (HK) Ltd	0.40%	-12.96%	0.64%	1.53%
U.S. Equity	Fidelity® VIP Mid Cap Portfolio - Initial Class - FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (HK) Ltd	0.61%	-14.74%	5.95%	9.96%
U.S. Equity	Franklin Growth and Income VIP Fund - Class 1 - Franklin Advisers, Inc.(1)	0.59%	-6.60%	8.39%	10.63%
Allocation	Franklin Income VIP Fund - Class 1 - Franklin Advisers, Inc.	0.46%	-5.24%	4.56%	5.78%
Taxable Bond	Goldman Sachs VIT Core Fixed Income Fund - Institutional Class(1)	0.42%	-14.03%	0.06%	—
U.S. Equity	Goldman Sachs VIT Mid Cap Value Fund - Institutional Class(1)	0.84%	-9.99%	8.51%	10.02%
U.S. Equity	Invesco® V.I. Diversified Dividend Fund - Series I	0.67%	-1.68%	6.24%	9.80%
International Equity	Invesco® V.I. Global Fund - Series I	0.81%	-31.77%	2.85%	7.86%
FUND-1

Asset Allocation Type	Fund- Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Buffer	Invesco® V.I. S&P 500 Buffer December Fund - Series I(1)	0.71%	-10.70%	—	—
Buffer	Invesco® V.I. S&P 500 Buffer June Fund - Series I(1)	0.70%	—	—	—
Buffer	Invesco® V.I. S&P 500 Buffer March Fund - Series I(1)	0.70%	—	—	—
Buffer	Invesco® V.I. S&P 500 Buffer September Fund - Series I(1)	0.71%	-9.53%	—	—
Money Market	Invesco® V.I. U.S. Government Money Portfolio - Series I	0.54%	1.26%	0.91%	0.50%
Taxable Bond	Lord Abbett Series Fund - Bond Debenture Portfolio - Class VC	0.89%	-12.80%	1.13%	1.01%
U.S. Equity	Lord Abbett Series Fund - Dividend Growth Portfolio - Class VC(1)	0.99%	-13.55%	8.60%	11.21%
Taxable Bond	PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) - Institutional Class	0.86%	-10.02%	0.47%	2.37%
Taxable Bond	PIMCO VIT Short-Term Portfolio - Institutional Class	0.46%	0.00%	1.42%	1.50%
Taxable Bond	PIMCO VIT Total Return Portfolio - Institutional Class	0.52%	-14.17%	-0.03%	1.07%
U.S. Equity	Putnam VT Sustainable Leaders Fund - Class IA - Putnam Investments Limited	0.66%	-22.72%	10.76%	13.76%
U.S. Equity	Royce Capital Small-Cap Portfolio - Investment Class	1.15%	-9.20%	3.39%	6.33%
International Equity	Templeton Developing Markets VIP Fund - Class 1 - Franklin Templeton Investment Management, Ltd(1)	1.12%	-21.70%	-1.40%	1.28%
Allocation	TOPS® Aggressive Growth ETF Portfolio - Class 1 - Milliman Financial Risk Management LLC	0.29%	-15.74%	5.12%	8.22%
Allocation	TOPS® Conservative ETF Portfolio - Class 1 - Milliman Financial Risk Management LLC	0.33%	-8.60%	2.71%	3.19%
Allocation	TOPS® Growth ETF Portfolio - Class 1 - Milliman Financial Risk Management LLC	0.30%	-14.55%	4.57%	7.06%
Allocation	TOPS® Moderate Growth ETF Portfolio - Class 1 - Milliman Financial Risk Management LLC	0.30%	-12.66%	4.03%	5.81%
U.S. Equity	Vanguard® VIF Capital Growth Portfolio	0.34%	-15.48%	8.57%	13.75%
U.S. Equity	Vanguard® VIF Equity Income Portfolio	0.30%	-0.66%	8.51%	11.58%
International Equity	Vanguard® VIF International Portfolio	0.41%	-30.12%	4.45%	7.58%
Sector Equity	Vanguard® VIF Real Estate Index Portfolio	0.26%	-26.30%	3.69%	6.36%
Taxable Bond	Vanguard® VIF Short-Term Investment-Grade Portfolio	0.14%	-5.72%	1.10%	1.44%

(1)
These Funds and their investment advisers have entered into contractual fee waivers or expense reimbursement arrangements. These temporary fee reductions are reflected in their annual expenses. Those contractual arrangements are designed to reduce total annual Fund operating expenses for Policy Owners and will continue past the current year.

FUND-2

SUMMARY PROSPECTUS BACK COVER
This Summary Prospectus incorporates by reference the prospectus for the Policy and the Statement of Additional Information (“SAI”), both dated May 1, 2023, as amended or supplemented. The SAI may be obtained, free of charge, in the same manner as the statutory prospectus.
EDGAR Contract Identifier: C000214950